UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party Other Than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

2023 Annual Meeting of Shareholders
June 21, 2023 at 8:00 AM ET
For holders as of April 24, 2023
Vote by June 20, 2023 11:59 PM ET
For shares held in the 401(k) Plan, vote by June 16, 2023 11:59 PM ET



Bright Horizons.
BRIGHT HORIZONS FAMILY SOLUTIONS INC.
C/O CORPORATE SECRETARY
2 WELLS AVENUE
NEWTON, MA 02459

V15739-P93691-Z84994

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting.

You invested in BRIGHT HORIZONS FAMILY SOLUTIONS INC. and it's time to vote!

You have the right to vote on proposals being presented at the 2023 Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 21, 2023.**

Get informed before you vote

We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Annual Report on Form 10-K, Notice and Proxy Statement online by visiting www.ProxyVote.com and entering your control number OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. There is no charge for requesting a copy. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # ____________

Smartphone users

Point your camera here and vote prior to the Meeting without entering a control number

Attend, Participate and Vote Virtually at the Meeting*

June 21, 2023
8:00 A.M. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/BFAM2023

Vote by mail or telephone by requesting a paper copy of the proxy materials, which will include a proxy card.

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTYou cannot use this notice to vote your shares. This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.Voting Items Board Recommends1. Election of three Class I directors each for a term of three years: Nominees: 1a. Stephen H. Kramer For 1b. Dr. Sara Lawrence-Lightfoot For 1c. Cathy E. Minehan For2. To approve, on an advisory basis, the 2022 compensation paid by the Company to its Named Executive Officers. For3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. ForNOTE: In their discretion, the proxies will consider and vote on any other business properly brought before the meeting or any adjournment or postponement thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Delivery Settings.V15740-P93691-Z84994